IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY
iShares®
iShares Trust
Supplement dated December 1, 2022 (the “Supplement”)
to the Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”), and
Statement of Additional Information (the “SAI”), each dated December 1, 2022, for the iShares Self-Driving EV and Tech ETF (IDRV) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and the SAI for the Fund.
Change in the Fund’s “Principal Investment Strategies”
Prior to December 19, 2022, the first six paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is the following, instead of the current first seven paragraphs of the section:
The Fund seeks to track the investment results of the NYSE® FactSet® Global Autonomous Driving and Electric Vehicle IndexTM (the “Underlying Index”), which measures the performance of equity securities issued by companies that produce autonomous driving vehicles, electric vehicles, batteries for electric vehicles, or technologies related to such products. The determination of inclusion in the Underlying Index is made by ICE Data Indices, LLC, or its affiliates (the “Index Provider” or “IDI”).
The Underlying Index is composed of equity securities of companies listed in one of 43 developed or emerging market countries that derive a certain specified percentage of their revenue from selected autonomous or electric vehicle-related industries, as defined by IDI. In addition to categorizing companies by the amount of revenue generated in these industries, the Underlying Index also includes companies that have made public filings or have obtained certification by government entities related to their autonomous driving research and development programs. Companies in these autonomous or electric vehicle related industries include (i) autonomous and electric vehicle manufacturers, (ii) autonomous driving technology companies, (iii) electric vehicle battery producers, (iv) electric vehicle battery materials producers, and (v) electric vehicle charging components producers.

Based on the Index Provider’s methodology and as determined by the Index Provider, companies included in the Underlying Index are comprised of: (1)(a) companies that generate 50% or more of their revenue from the manufacturing of autonomous or electric vehicles (pure player autonomous or electric vehicle manufacturers) and (b) motor vehicle manufacturers that participate in the manufacturing or development of autonomous or electric vehicles, either because they made public filings or have obtained certification by government entities related to their autonomous driving research and development programs (ancillary autonomous driving vehicle manufacturers), or they are customers to external electric battery suppliers and/or producer of electric batteries themselves (ancillary player electric vehicle manufacturers); (2) companies that in the aggregate generate 50% or more of their revenue from 42 selected automotive value chain industries and are a supplier to at least one autonomous driving company (autonomous driving technologies companies); (3) companies that generate 10% or more of their revenue from electric battery manufacturing and are a supplier to at least one autonomous and electric vehicle manufacturer (electric vehicle battery producers); (4) companies that generate 10% or more of their revenue from two lithium exposed chemical industries (electric vehicle battery materials producers); and (5) companies that in the aggregate generate 50% or more of their revenue from 42 selected automotive value chain industries and are a supplier to at least one electric vehicle manufacturer (electric vehicle charging and components producers).
The component securities of the Underlying Index are weighted by float adjusted market capitalization with individual securities capped at 4%.
The Underlying Index will be reviewed and reconstituted annually in December each year. Constituent weights of the Underlying Index are rebalanced semiannually. The Underlying Index includes large-, mid‑ and small-capitalization companies and may change over time.
As of July 31, 2022, a significant portion of the Underlying Index is represented by securities of companies in the automotive, consumer discretionary, industrials, semiconductor and technology industries or sectors. The components of the Underlying Index are likely to change over time. The Underlying Index includes technology companies that are involved in or exposed to, self-driving or electric vehicle-related industries. These companies may not be exclusively or substantially exposed to the information technology industry and may be classified in the communication services, consumer discretionary, industrials or materials industries or sectors.

Change in the Fund’s “Summary of Principal Risks”
Prior to December 19, 2022, the section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” does not include “Custody Risk,” “Industrials Sector Risk,” “Mid‑Capitalization Companies Risk,” “Privatization Risk,” “Small-Capitalization Companies Risk” or “Risk of Investing in Emerging Markets” and includes the following:
Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.
Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
Change in the Fund’s “A Further Discussion of Principal Risks”
Prior to December 19, 2022, the section of the Prospectus entitled “A Further Discussion of Principal Risks” does not include “Custody Risk,” “Industrials Sector Risk,” “Mid‑Capitalization Companies Risk,” “Privatization Risk,” “Small-Capitalization Companies Risk” or “Risk of Investing in Emerging Markets” and includes the following:
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.
Semiconductor Industry Risk. The Fund invests in semiconductor companies, which face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Change in the Fund’s “A Further Discussion of Other Risks”
Prior to December 19, 2022, the section of the Prospectus entitled “A Further Discussion of Other Risks” does not include “Australasian Economic Risk,” “Information Technology Sector Risk”, “Materials Sector Risk ” and includes the following:
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre‑marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non‑U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non‑U.S. competitors engaged in strategic joint ventures with U.S. companies and in non‑U.S. markets from both U.S. and non‑U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re‑nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
Prior to December 19, 2022, the section of the SAI entitled “NYSE® FactSet® Global Autonomous Driving and Electric Vehicle IndexTM” is the following, instead of the current section:
NYSE® FactSet® Global Autonomous Driving and Electric Vehicle IndexTM
Number of Components: approximately 116
Index Description. The NYSE FactSet Global Autonomous Driving and Electric Vehicle Index (the “Underlying Index”), measures the performance of equity securities issued by companies that produce autonomous driving vehicles, electric vehicles, batteries for electric vehicles, or technologies related to such products. The determination of inclusion in the Underlying Index is made by the index provider.
Constituents are selected using a combination of revenue exposure and supply-chain relationship data, as defined by the FactSet Revere Business Industry Classification System (“RBICS”). The Underlying Index is composed of (i) autonomous and electric vehicle manufacturers, (ii) autonomous driving technology companies, (iii) electric vehicle battery producers, (iv) electric vehicle battery materials producers, and (v) electric vehicle charging components producers. The Underlying Index is reviewed and reconstituted annually, rebalanced semi-annually, and weighted by float adjusted market capitalization with individual securities capped at 4%.
Eligibility. The following rules are used for the initial constituent selection and ongoing reconstitution:

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Companies must be primarily listed in one of the following 43 countries: Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, Republic of Korea (South Korea), Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the U.K. and the U.S.

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Companies included in the Underlying Index as autonomous and electric vehicle manufacturers are composed of “pure players” and “ancillary players.” Pure players generate 50% or more of their revenue from the manufacturing of autonomous or electric vehicles as defined by the index provider based on RBICS data. Ancillary players are motor vehicle manufacturers that participate in the manufacturing or development of autonomous or electric vehicles, either because they are customers to external electric battery suppliers and/or producers of electric batteries themselves, as defined by the index provider based on RBICS and supply chain relationships data;

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Companies included in the Underlying Index as electric vehicle battery producers must generate 10% or more of their revenue from electric battery manufacturing and be a supplier to at least one autonomous and electric vehicle manufacturer as defined by the index provider based on RBICS and supply chain relationships data;

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Companies included in the Underlying Index as electric vehicle battery materials producers must generate 10% or more of their revenue from two lithium-exposed chemical industries as defined by the index provider based on RBICS and supply chain relationships data;

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Companies included in the Underlying Index as electric vehicle charging components producers must in aggregate generate 50% or more of their revenue from 42 selected automotive value chain industries and be a supplier to at least one electric vehicle manufacturer, as defined by the index provider based on RBICS and supply chain relationships data;

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Companies included in the Underlying Index as autonomous driving technologies companies must in aggregate generate 50% or more of their revenue from 42 selected automotive value chain industries and be a supplier to at least one autonomous driving company, as defined by the index provider based on RBICS and supply chain relationships data;

•	The Underlying Index will include China H‑shares traded on the Hong Kong exchange and will not include any China A‑shares or China B‑shares;

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Autonomous vehicle manufacturers may also be included in the Underlying Index on the basis of public filings and information related to the certification by government entities of autonomous driving research and development programs;

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The companies initially included in the Underlying Index or new to the Underlying Index must have a float-adjusted market capitalization of $300 million or greater and three month average daily trading value (“ADTV”) of $2 million or greater; and

•	Existing constituents are not removed from the Underlying Index unless their float-adjusted market capitalization is less than $225 million and three month ADTV is less than $1.5 million.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑IDRVreverse‑1222

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